Exhibit 99.1

DYCOM

THE PEOPLE CONNECTING AMERICA®



Investor Presentation

September 2018

Forward Looking Statements, Non-GAAP Financial Measures and Other Information

This presentation contains "forward-looking statements". Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company's future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as "outlook," "believe," "expect," "anticipate," "estimate," "intend," "should," "could," "project," and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management's good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in our Transition Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 2, 2018, and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date.

This presentation includes certain "Non-GAAP" financial measures as defined by Regulation G of the SEC. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 29 through 36 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

Dycom Overview

Leading supplier of specialty contracting services to telecommunication providers



Nationwide footprint

- Operates in all 50 states, Washington, D.C. and in Canada
- Over 40 operating subsidiaries and over 14,700 employees

Strong revenue base, customer relationships and profitable results



- Contract revenues of $2.98 billion for the trailing four quarters ended January 27, 2018
- Non-GAAP Adjusted EBITDA of $383.5 million, or 12.9% of revenues for the trailing four quarters ended January 27, 2018
- Non-GAAP Adjusted Diluted EPS of $3.88 for the trailing four quarters ended January 27, 2018

Solid financial profile



- Liquidity of $425.3 million at July 28, 2018, consisting of cash and availability under our credit facility
- No outstanding revolver borrowings as of July 28, 2018

See "Regulation G Disclosure" slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures

Telecommunications Industry Overview

Telecommunications networks fundamental to economic progress

Fiber is the foundation globally for wireline and wireless networks

Consumer demand for bandwidth driving fiber deployments by telecom providers

With a low percentage of total broadband connections provisioned by fiber in U.S., significant opportunities for sustained growth


Percentage of fibre connections in total broadband subscriptions
OECD.Org - December 2017
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Greece
Belgium
United Kingdom
Austria
Germany
Ireland
Italy
Colombia
Canada
France
United States
Chile
Netherlands
Switzerland
Czech Republic
Mexico
Turkey
Hungary
OECD
Luxembourg
Denmark
Slovak Republic
New Zealand
Slovenia
Australia
Estonia
Portugal
Iceland
Norway
Spain
Finland
Sweden
Latvia
Lithuania
Japan
Korea

Source: Organisation for Economic Co-operation and Development (OECD), Broadband Portal (December 2017)

Telecommunications Industry Overview

Massive investment cycle in early stages - total U.S. homes passed with fiber below 20%


~250 million passings (a)
U.S. Homes with Fiber Passings(a) (In Millions)
250
200
150
100
50
0
188 million
~75% of homes commercially viable for fiber passing
35 million +
2017 Estimate of Homes Passed
Homes Available

(a) Potential of 126.2 million U.S. households (Statista-2017) with estimate that each home will be passed by two separate telecom providers.

Source: Fiber Broadband Association

- Eventual fiber passings estimated to be approximately 188 million
- Over 35 million fiber passings completed through 2017 - over a decade in process

"In our Entertainment and Communications segment, Fioptics revenue growth totaled 11% year-over-year as demand for faster Internet speeds accelerates, demonstrating the need for continued fiber investments in order to capitalize on future growth opportunity. In the first six months of 2018, we passed an incremental 17,000 new addresses with fiber and now offer a fiber to the premise product to 55% of Cincinnati's total addressable market. Our Fioptics suite of products, which includes a combination of our fiber to the premise and node addresses, is available to over 589,000 homes and businesses or approximately 72% of Greater Cincinnati."

***Leigh R. Fox, Cincinnati Bell Inc.*, President & CEO – August 2018**

Strong Secular Trend

DYCOM

North America Internet Protocol Traffic vs. GDP Growth



10%
8%
6%
4%
2%
0%
(2)%
(4)%
(6)%
(8)%
(10)%
Quarterly GDP Change
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
North America IP Traffic (Petabytes per Month)
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
Strong and stable growth in IP traffic even in times of GDP decline

"IP traffic in North America will reach 85 EB per month by 2021, at a CAGR of 20 percent. Monthly Internet traffic in North America will generate 11 billion DVDs' worth of traffic, or 44.7 EB per month."

"Business IP traffic will grow fastest in North America. Business IP traffic in North America will grow at a CAGR of 23 percent, a faster pace than the global average of 21 percent."

Cisco VNI: Forecast and Methodology, 2016–2021 (September 2017)

Sources: U.S. Telecom, The Broadband Association; Cisco Visual Networking Index; U.S. National Bureau of Economic Analysis

Industry Drivers

DYCOM

Firm and strengthening end market opportunities

- Fiber deployments in contemplation of emerging wireless technologies have begun in many regions of the country. A significant number of project initiations are occurring.
- Wireless construction activity in support of expanded coverage and capacity is poised to accelerate
- Telephone companies are deploying FTTH to enable video offerings and 1 gigabit connections. This activity has begun to increase.
- Cable operators continuing to deploy fiber to small and medium businesses and enterprises. Fiber deep deployments and new build opportunities are increasing.
- Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance business. We are increasingly providing integrated planning, engineering and design, procurement and construction and maintenance services for our customers.

Encouraged that our major customers are committed to multi-year capital spending initiatives and those multi-year initiatives significantly impacted our backlog this quarter

Key Driver: High Bandwidth Deployments

DYCOM

AT&T



16
14
12
10
8
6
4
2
0
US Homes Passed (In Millions)
1.0
2.2
7.0
8.0
9.0
14.0
Q4-15
Q2-16
Q4-17
Q1-18
Q2-18
2019 AT&T Expectations

Source: AT&T transcripts

Verizon



50
45
40
35
30
25
20
15
10
5
0
Households (In Millions)
14
44
30
14
fios
fios/Opportunity addressable by 5G
fios
Initial Opportunity (25% - 30% of residential broadband market addressable by 5G)

Source: Verizon Nov 17 Analyst Presentation

- ❖ **Telephone companies are deploying fiber to the home and fiber to the node technologies to enable video offerings and 1 gigabit connections**
- ❖ **Data transmission speeds dramatically increasing**
- ❖ **Key customer committed to passing millions of new locations with fiber**

"Our fiber build continues at a fast clip, now passing more than 9 million customer locations. And we expect at this time next year to reach 14 million locations. This gives us a long runway for broadband growth. We're doing very well in our fiber markets, including a 246,000 net increase in subs on our fiber network in the second quarter."

John M. Donovan- AT&T, Inc. – CEO – July 2018

"Our fiber deployment is progressing well with buildouts on the way in over 50 markets outside of our ILEC footprint that will allow us to take full advantage of the many use cases that will come to bear in 5G"

Hans Erik Vestberg –Verizon Communications, Inc – July 2018 – CEO as of August 2018

Key Driver: Wireless Network Upgrades

Growth in Number of Cell Sites[a]



500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
US Cell Cites
Forecasted CAGR 6.1% through 2025
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2020 Estimates
2025 Estimates

* Compound Annual Growth Rate (CAGR)

- Wireless carriers are increasing 4G capacity and augmenting 4G with new 5G technologies creating growth opportunities in the near to intermediate term
- Carriers enhancing coverage and capacity by increasing the number of small cells. 300,000 small cell deployments expected over next 3-4 years
- Emerging wireless technologies driving significant wireline deployments
  - Wireline deployments necessary to facilitate expected decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth low latency applications

"Mobile connectivity has become essential for many network users. Most people already consider mobile voice service a necessity, and mobile voice, data, and video services are fast becoming an integral part of consumers and business users' lives. Used extensively by consumer as well as enterprise segments, with impressive uptakes in both developed and emerging markets, mobility has proved to be transformational. The number of mobile subscribers has grown rapidly, and bandwidth demand for data and video content continues to increase. Mobile M2M connections represent the fastest growing device/connection category in our forecast. The next 5 years are projected to provide unabated mobile video adoption. Backhaul capacity and efficiency must increase so mobile broadband, data access, and video services can effectively support consumer usage trends and keep mobile infrastructure costs in check."

Cisco VNI Mobile, 2017

(a) Source: Industry publications and accenturestrategy report (March 12, 2018)

Key Driver: Fiber to Businesses

Revenue earned by Comcast and Charter from Business Services totaled $12.9 Billion[(a)] of an Addressable Market of $70 billion



$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
($ In Billions)
$40
$30
$6.8
$6.1
comcast
Charter
COMMUNICATIONS
(b)
Q2-18 TTM Revenue From Business Services
Addressable Market

Sources: Comcast and Charter Press Releases and transcripts

"At Cable Communications, we've talked a lot about the pivot we've made in our business towards connectivity. It is increasingly the focal point of our relationship with residential customers, it's the driving force behind our growth in business services and it's where we're investing our capital expenditure dollars to continue to differentiate and extend our network leadership position.."

Michael J. Cavanagh, CFO & Senior EVP, Comcast – April 2018

(a) For the Trailing Twelve Months ("TTM") ended June 30, 2018

(b) Calculated as the combination of the estimated addressable market given by Charter ($20Bn) and Time Warner Cable ($10Bn) in their respective earnings transcripts prior to their May 2016 merger

Intensely Focused on Telecommunications Market

Services Crucial to Customers' Success

- Outside Plant & Equipment Installation
- Wireless
- Premise Equipment Installation
- Engineering
- Underground Facility Locating







Contract revenues of $799.5 million for Q2-19



Telecommunications
90.9%
3.0%
6.1%
Electric and Gas Utilities and Other
Underground Facility Locating

Dycom is well-positioned to benefit from future growth opportunities

Local Credibility, National Capability

DYCOM

Dycom's Nationwide Presence



Dycom Headquarters
Primary Field Locations







Subsidiaries

Ansco & Associates
Ervin Cable Construction, LLC
Lamberts Cable Splicing Company, LLC
CableCom
CCG Communications Construction Group
UtiliQuest
Star Construction, LLC
Prince Telecom
Telcom Construction
Niels Fugal Sons Co.
Pauley
Parkside Utility Construction, LLC
Triple D Communications, LLC
Fiber Technologies
TE
Trawick Construction Company, LLC
VCI Construction, LLC
Globe Communications, LLC
STC Sage Telecommunications Corp
TESINC
Ivy H. Smith Co.
CAVO Broadband Communications
White Mountain Cable Construction
C-2 Utility Contractors, LLC
Locating Inc. underground utilities
Broadband Express
Underground USI
Nichols Construction, LLC
Golden State Utility Co.
Precision Valley Communications
NeoCom
Tjader & Highstrom Utility Services, LLC
NorthSky Communications
Pro-Tel Telecom EF&I Services
RJE Canada
EA
TCS Communications, LLC
BlairPark
RJE Telecom
Kanaan Communications
Spectrum Wireless Solutions

Focused on High Value Profitable Growth

DYCOM

- Anticipate emerging technology trends that drive capital spending
- Deliberately target high quality, long-term industry leaders which generate the vast majority of the industry's profitable opportunities
- Selectively acquire businesses that complement our existing footprint and enhance our customer relationships
- Leverage our scale and expertise to expand margins through best practices

Well Established Customers

DYCOM

Top Customers

comcast

at&t

verizon

CenturyLink™

Charter COMMUNICATIONS

windstream communications

frontier Communications

NiSource

Dominion Energy

CROWN CASTLE

Customer Revenue Breakdown Q2-19



Comcast 21.4%
AT&T 20.7%
Verizon 18.4%
CenturyLink 13.5%
Charter Communications 3.9%
Windstream 3.6%
Frontier Communications 1.5%
NiSource 1.1%
Dominion Energy 1.0%
Crown Castle 0.9%
All Other 14.0%

Dycom has established relationships with:

- Telephone companies
- Wireless carriers
- Cable multiple system operators
- Electric utilities and others

Blue-chip, investment grade customers comprise a substantial portion of revenue

Durable Customer Relationships

Revenues ($ in millions)



$900
$800
$700
$600
$500
$400
$300
$200
$100
-
FY-08
FY-09
FY-10
FY-11
FY-12
FY-13
FY-14
FY-15
FY-16
FY-17
4 Qtrs. Ended Jan 27, 2018
AT&T
Comcast
CenturyLink
Verizon
Windstream
Charter
Unnamed



$1,230
$1,107
$989
$1,036
$1,201
$1,609
$1,812
$2,022
$2,673
$3,067
$2,978
74%
72%
74%
69%
63%
62%
64%
64%
70%
77%
77%
26%
28%
26%
31%
37%
38%
36%
36%
30%
23%
23%
FY-08
FY-09
FY-10
FY-11
FY-12
FY-13
FY-14
FY-15
FY-16
FY-17
4 Qtrs. Ended Jan 27, 2018
All Other Customers
Top 5 customers

Note: For comparison purposes, revenues from Charter Communications, Inc., Time Warner Cable Inc., and Bright House Networks, LLC have been combined for periods prior to their May 2016 merger. Revenues from Verizon Communications Inc. and XO Communications LLC's fiber-optic network business have also been combined for periods prior to their February 2017 merger. Revenues from CenturyLink, Inc. and Level 3 Communications, Inc. have been combined prior to their November 2017 merger.

Anchored by Long-Term Agreements

Revenue by Contract Type for Fiscal Q2-19



Master Service Agreements
63.9%
22.8%
13.3%
Short-term contracts
Long-term contracts

Backlog ($ in millions)



Backlog
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$5,203
$5,112
$5,470
$6,016
$6,198
$5,847
$5,877
$7,881
$2,208
$2,363
$2,410
$2,794
$3,039
$3,047
$2,976
$2,908
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q1-19
Q2-19
Next 12 month backlog

- Dycom is party to hundreds of MSA's and other agreements with customers that extend for periods of one or more years
- Generally multiple agreements maintained with each customer
- Master Service Agreements (MSA's)
  - Multi-year, multi-million dollar arrangements covering thousands of individual work orders
  - Generally exclusive requirement contracts
  - Agreements can at times be negotiated
  - Majority of contracts are based on units of delivery
- Backlog at $7.9 billion as of Q2-19

Note: Our backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding twelve month period, when available. When estimating backlog for newly initiated master service agreements and other long and short term contracts, we also consider the anticipated scope of the contract and information received from the customer in the procurement process. A significant majority of our backlog comprises services under master service agreements and other long term contracts. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others.

Industry Themes

- ***Industry increasing network bandwidth dramatically***
  - Major industry participants deploying significant 1 gigabit wireline networks
  - Emerging wireless technologies are driving significant wireline deployments
  - Wireline deployments necessary to facilitate expected decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth low latency applications
  - Industry effort required to deploy these converged networks continues to meaningfully broaden our set of opportunities. Total industry opportunities in aggregate, are robust.



- ***Delivering valuable service to customers***
  - Currently providing services for 1 gigabit full deployments across the country in dozens of metropolitan areas to a number of customers
  - Have secured and are actively working on a number of converged wireless/wireline multi-use networks, including several designed to provision 5G services
  - Customers are revealing with more specificity multi-year initiatives that are being implemented and managed on a market by market basis



- ***Our ability to provide integrated planning, engineering and design, procurement and construction and maintenance services provides value to several industry participants***

- ***As with prior initiations of large scale network deployments, normal timing and customer spending modulations expected as network deployment strategies and technologies evolve and tactical considerations, primarily permitting, impact timing***

- ***Dycom's scale, market position and financial strength position it well as opportunities continue to expand***



10+ Years of Robust Cash Flow Generation

DYCOM

Sources and Uses of Cash ($ in millions)


Other Cash Flow
$628
Cash Flow from
Operations
$1,405
Net Increase in Cash $65
Share
Repurchases
$472
Business
Acquisitions
$597
Cap-Ex, net
$899
Sources of Cash
Uses of Cash

Fiscal 2008 – 4 Quarters Ended Jan. 2018

- Strong operating cash flow of $1.405 billion over 10+ years
- Prudent approach to capital allocation:
  - $472 million invested in share repurchases
  - $597 million invested in business acquisitions
  - $899 million in cap-ex, net of disposals, or approximately 44% of allocation

Robust cash flow generation and prudent capital allocation provide strong foundation for returns

Note: Amounts represent cumulative cash flow for fiscal 2008 – Jan. 2018; See "Regulation G Disclosure" slides as set forth in the Appendix for a summary of amounts. Other cash flow includes borrowings, other financing and investing activities and beginning cash on hand. Amounts may not add due to rounding.

DYCOM

Financial Update

Financial Overview

- **Strong market opportunities. Operating performance impacted by slower than expected activity on large scale deployments**
  - Contract revenues of $799.5 million in Q2-19 increased organically 0.8% from the comparable prior period
  - Non-GAAP Adjusted EBITDA for the quarter ended July 28, 2018 of $97.8 million, or 12.2% of revenue
  - Non-GAAP Adjusted Diluted EPS of $1.05 per share for the quarter ended July 28, 2018

- **Solid financial profile**
  - Strong balance sheet and liquidity
  - Cash flows support scale of operations
  - Sound credit metrics and no near term debt maturities

- **Capital structure designed to produce strong returns**
  - As of August 2018, $150.0 million authorized for share repurchases through February 2020

See "Regulation G Disclosure" slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures

Contract Revenue Trend

Financial charts - $ in millions

Annual Growth in Contract Revenues


CAGR 14.7%
$1,608.6
$1,811.6
$2,022.3
$2,672.5
$3,066.9
$2,977.9
FY2013
FY2014
FY2015
FY2016
FY2017
4 Quarters Ended Jan. 2018

Quarterly Contract Revenues


$799
$701
$786
$780
$756
$655
$731
$799
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18 (b)
Q2-18 (b)
Q1-19
Q2-19

Annual Organic Revenue Trend


4.9%
4.7%
9.6%
22.7%
14.1%
(0.2)%
FY2013
FY2014
FY2015
FY2016 (a)
FY2017 (a)
4 Quarters Ended Jan. 2018 (a)

Quarterly Organic Revenue Trend


18.0%
22.9%
14.9%
4.6%
(8.4)%
(10.6)%
(10.0)%
0.8%
Q1-17
Q2-17
Q3-17
Q4-17 (a)
Q1-18 (b)
Q2-18 (b)
Q1-19
Q2-19

(a) Organic % growth adjusted for additional week in Q4-16
(b) Due to the change in the Company's fiscal year end, the Company's fiscal 2018 six month transition period consisted of Q1-18 and Q2-18

Earnings

Financial charts - $ in millions, except earnings per share amounts

Non-GAAP Adjusted EBITDA



CAGR 18.3%
11.2%
10.4%
13.1%
14.6%
14.4%
12.9%
$180
$188
$265
$390
$442
$384
FY2013
FY2014
FY2015
FY2016
FY2017
4 Quarters Ended Jan. 2018
Non-GAAP Adjusted EBITDA
Non-GAAP Adjusted EBITDA as a % of Revenue

Quarterly Non-GAAP Adjusted EBITDA



$129
$86
$108
$118
$98
$60
$74
$98
16.2%
12.3%
13.8%
15.1%
12.9%
9.1%
10.1%
12.2%
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18 (a)
Q2-18 (a)
Q1-19
Q2-19
Non-GAAP Adjusted EBITDA
Non-GAAP Adjusted EBITDA as a % of Revenue

Non-GAAP Adjusted Diluted EPS



CAGR 30.3%
$1.18
$1.16
$2.41
$4.48
$5.26
$3.88
FY2013
FY2014
FY2015
FY2016
FY2017
4 Quarters Ended Jan. 2018

Quarterly Non-GAAP Adjusted Diluted EPS



$1.67
$0.82
$1.30
$1.47
$0.99
$0.12
$0.65
$1.05
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18 (a)
Q2-18 (a)
Q1-19
Q2-19

(a) Due to the change in the Company's fiscal year end, the Company's fiscal 2018 six month transition period consisted of Q1-18 and Q2-18

See "Regulation G Disclosure" slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures

Liquidity and Cash Flow

DYCOM

Financial tables - $ in millions

Strong balance sheet and robust liquidity

Liquidity Summary	*As of*			
	January 27, 2018		*July 28, 2018*	
Cash and equivalents	$	84.0	$	23.9
Senior Credit Facility, matures April 2020:				
$450 million revolver	$	-	$	-
Term Loan Facilities		358.1		346.0
0.75% Convertible Senior Notes, mature September 2021:				
Notional Value		485.0		485.0
Total Notional Amount of Debt	$	843.1	$	831.0
Net Debt (Notional Debt less Cash)	$	759.0	$	807.1
Total Notional Amount of Debt (see above)	$	843.1	$	831.0
Unamortized debt discount and debt fees on 0.75% Convertible Senior Notes		(82.8)		(72.4)
Debt, net of debt discount and fees	$	760.3	$	758.6
Availability on revolver(a)	$	401.4	$	401.4
Cash and availability on revolver	$	485.4	$	425.3

(a) Availability on Revolver presented net of $48.6 million L/C's under the Senior Credit Facility at both January 27, 2018 and July 28, 2018

- Balance sheet reflects the strength of our business
- Liquidity of $425.3 million at the end of Q2-19 consisting of availability under our Credit Facility and cash on hand

Cash Flow from Operating Activities



$107
$84
$142
$261
$355
$353
FY2013
FY2014
FY2015
FY2016
FY2017
4 Quarters Ended Jan. 2018 *

- Robust operating cash flows

** Operating cash flows for the trailing 4 quarters ended January 27, 2018 calculated as the aggregate of $42.3 million in Q3 17, $149.9 million in Q4 17, $56.8 million in Q1-18 and $103.7 million in Q2-18*

Capital Allocated to Maximize Returns

Strong balance sheet, solid cash flow and long-term confidence in industry outlook drives capital allocation strategy

- Invest in organic growth
- Pursue complementary acquisitions
  - Acquisitions have further strengthened Dycom's customer base, geographic scope, and technical service offerings
- Share repurchases
  - Repurchased approximately 23.9 million shares for approximately $658 million since fiscal 2006
  - $150.0 million authorization available for share repurchases through February 2020

Dycom is committed to maximizing long term returns through prudent capital allocation

See "Regulation G Disclosure" slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures

DYCOM

THE PEOPLE CONNECTING AMERICA®

Questions and Answers



DYCOM®

THE PEOPLE CONNECTING AMERICA®

Selected Information from Q2-19 Dycom Results Conference Call Materials



The following slides 27 & 28 were used on August 29, 2018 in connection with the Company's conference call for its fiscal 2019 second quarter results and are included for your convenience. Reference is made to slide 2 titled "Forward-Looking Statements, Non-GAAP Financial Measures, and Other Information" with respect to these slides. The information and statements contained in slides 27 & 28 that are forward-looking are based on information that was available at the time the slides were initially prepared and/or management's good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company's Form 8-Ks filed with the Securities and Exchange Commission on August 29, 2018.

Annual Outlook for Fiscal Year Ending January 26, 2019 (Fiscal 2019)

Financial table- $ in millions, except earnings per share amounts (% as a percent of contract revenues, except as noted for Effective Income Tax Rate)

Fiscal 2019 Outlook

	Trailing 4 Quarters Ended Jan. 27, 2018	*Outlook Fiscal 2019*
Contract revenues	$ 2,978	$ 3,010 - $ 3,110
Diluted Earnings per Common Share – GAAP	$ 4.74	$ 2.17 - $ 2.62
Non-GAAP Adjusted Diluted Earnings per Common Share	$ 3.88	$ 2.62 - $ 3.07
Non-GAAP Adjusted EBITDA %	12.9%	10.7% - 11.1%

Other Expectations

	Trailing 4 Quarters Ended Jan. 27, 2018	*Outlook Fiscal 2019*
Depreciation	$ 138.1	$ 155 - $ 157
Amortization	$ 24.6	$ 23
Share-based compensation *(Included in General & Administrative Expense)*	$ 23.1	$ 24
Non-GAAP Adjusted Interest Expense *(Excludes non-cash amortization of debt discount of $18.1 million for Trailing 4 Quarters Ended Jan. 27, 2018 and expectation of $19.1 million in FY19)*	$ 20.6	$ 24
Other income, net *(Includes gain on sales of fixed assets of $18.9 million for Trailing 4 Quarters Ended Jan. 27, 2018 and expectation of $17 - $18 million in FY19)*	$ 17.1	$ 14 - $ 15
Non-GAAP Adjusted Effective Income Tax Rate *(as a % of Adjusted Non-GAAP Income before Taxes)*	37.0%	27.6%
Adjusted Diluted Shares – Non-GAAP	31.8 million	31.8 million

See "Regulation G Disclosure" slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures

"Q3-2019 Outlook" - This slide was used on August 29, 2018 in connection with the Company's conference call for its fiscal 2019 second quarter results and is included for convenience. Reference is made to slide 2 titled "Forward-Looking Statements, Non-GAAP Financial Measures, and Other Information" with respect to these slides. The information and statements contained in slides 27 & 28 that are forward-looking are based on information that was available at the time the slides were initially prepared and/or management's good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company's Form 8-Ks filed with the Securities and Exchange Commission on August 29, 2018.

DYCOM

Looking Ahead to the Quarter Ending October 27, 2018 (Q3-2019)

Financial table- $ in millions, except earnings per share amounts (% as a percent of contract revenues, except as noted for Effective Income Tax Rate)

Q3-19 Outlook

	Quarter Ended October 28, 2017	*Outlook - Quarter Ending October 27, 2018 (Q3-2019)*
Contract revenues	$ 756.2	$ 785 - $ 835
Diluted Earnings per Common Share – GAAP	$ 0.90	$ 0.69 - $ 0.93
Non-GAAP Adjusted Diluted Earnings per Common Share	$ 0.99	$ 0.80 - $ 1.04
Non-GAAP Adjusted EBITDA %	12.9%	11.6% - 12.2%

Other Expectations

	Quarter Ended October 28, 2017	*Outlook - Quarter Ending October 27, 2018 (Q3-2019)*
Depreciation	$ 36.4	$ 39.2 - $ 40.0
Amortization	$ 6.3	$ 5.8
Share-based compensation *(Included in General & Administrative Expense)*	$ 7.4	$ 7.5
Non-GAAP Adjusted Interest Expense *(Excludes non-cash amortization of debt discount of $4.5 million for the Quarter Ended October 28, 2017 and expectation of $4.8 million in Q3-2019)*	$ 5.2	$ 6.3
Other income, net *(Includes Gain on sales of fixed assets of $6.5 million for the Quarter Ended October 28, 2017 and expectation of $2.8 - $3.4 million in Q3-2019)*	$ 5.9	$ 2.0 - $ 2.6
Non-GAAP Adjusted Effective Income Tax Rate (as a % of Adjusted Non-GAAP Income before Taxes)	35.4%	27.6%
Adjusted Diluted Shares – Non-GAAP	31.9 million	31.8 million

See "Regulation G Disclosure" slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures

Appendix: Regulation G Disclosure

DYCOM

Explanation of Non-GAAP Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company's quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company's performance for the period reported with the Company's performance in prior periods. The Company cautions that Non GAAP financial measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results. Management defines the Non GAAP financial measures used in this trend schedule as follows:

- *Non-GAAP Organic Contract Revenues* – contract revenues from businesses that are included for the entire period in both the current and prior year periods, excluding contract revenues from storm restoration services, adjusted independently each comparative period for the additional week in the fourth quarter of fiscal 2016, the quarter ended July 30,2016, as a result of the Company's 52/53 week fiscal year. Non GAAP Organic Revenue growth (decline) is calculated as the percentage change in Non GAAP Organic Revenues over those of the comparable prior year period. Management believes organic growth (decline) is a helpful measure for comparing the Company's revenue performance with prior periods.

- *Non-GAAP Adjusted EBITDA* – net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company's operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates.

- *Non-GAAP Adjusted Net Income* – GAAP net income before loss on debt extinguishment, non-cash amortization of the debt discount and the related tax impact, certain tax impacts resulting from vesting and exercise of share-based awards, certain tax impacts of Tax Reform, and certain non-recurring items.

- *Non GAAP Adjusted Diluted Earnings per Common Share and Non GAAP Adjusted Diluted Shares* – Non GAAP Adjusted Net Income divided by Non GAAP Adjusted Diluted Shares outstanding. The Company has a note hedge in effect to offset the economic dilution of additional shares from the Notes up to an average quarterly share price of $130.43. The measure of Non-GAAP Adjusted Diluted Shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share excludes dilution from the Notes. Management believes that the calculation of Non-GAAP Adjusted Diluted Shares to reflect the note hedge is useful to investors because it provides insight into the offsetting economic effect of the hedge against potential conversion of the Notes.

Management excludes or adjusts each of the items identified below from *Non-GAAP Adjusted Net Income* and *Non-GAAP Adjusted Diluted Earnings per Common Share*:

- *Non-cash amortization of the debt discount* – The Company's Notes were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the Notes represents a debt discount. The debt discount is being amortized over the term of the Notes but does not result in periodic cash interest payments. The Company has excluded the non cash amortization of the debt discount from its Non GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash. The exclusion of the non-cash amortization of the debt discount provides management with a consistent measure for assessing financial results.

- *Acquisition transaction related costs* – The Company incurred costs of approximately $0.7 million in connection with an acquisition during the quarter ended July 30, 2016. The exclusion of the acquisition transaction related costs from the Company's Non-GAAP financial measures provides management with a consistent measure for assessing financial results.

- *Loss on debt extinguishment* – The Company incurred a pre-tax charge of approximately $16.3 million for early extinguishment of debt in connection with the redemption of its 7.125% senior subordinated notes during the first quarter of fiscal 2016. Management believes excluding the loss on debt extinguishment from the Company's Non-GAAP financial measures assists investors' overall understanding of the Company's current financial performance. The Company believes this type of charge is not indicative of it core operating results. The exclusion of the loss on debt extinguishment from the Company's Non-GAAP financial measures provides management with a consistent measure for assessing the current and historical financial results.

- *Tax impact from Tax Reform* – During the quarter ended January 27, 2018, the Company recognized an income tax benefit of approximately $32.2 million resulting from Tax Reform, primarily due to a reduction of net deferred tax liabilities. The Company has excluded this impact because it is a significant change in the U.S. federal corporate tax rate and because the Company believes it is not indicative of the Company's underlying results or ongoing operations.

- *Tax impact of excess tax benefits as a result of ASU 2016 09* – ASU 2016 09, *Improvements to Employee Share Based Payment Accounting* ("ASU 2016 09") became effective for the Company July 30, 2017, the first day of the 2018 transition period, and changed the treatment of windfalls (or shortfalls) arising from the vesting and exercise of share-based awards. Prior to ASU 2016-09, these amounts were recorded as an adjustment to additional paid-in capital. With the adoption of ASU 2016-09, these amounts are now captured in the Company's provision for income taxes. The Company excluded the impact of approximately $6.9 million of excess tax benefits during the quarter ended January 27, 2018 from its provision for income taxes in its Non-GAAP measures as this amount may vary significantly from period to period and excluding this amount from the Company's Non-GAAP financial measures provides management with a more consistent measure for assessing financial results.

- *Tax impact of adjusted results* – The tax impact of adjusted results was calculated utilizing a Non-GAAP effective tax rate which approximates the Company's effective tax rate used for financial planning for the applicable period.

Appendix: Regulation G Disclosure

This slide was used on August 29, 2018 in connection with the Company's conference call for its fiscal 2019 second quarter results and is included for convenience. Reference is made to slide 2 titled "Forward-Looking Statements, Non-GAAP Financial Measures, and Other Information" with respect to these slides. The information and statements contained in slides 27 & 28 that are forward-looking are based on information that was available at the time the slides were initially prepared and/or management's good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company's Form 8-Ks filed with the Securities and Exchange Commission on August 29, 2018.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
Outlook – Non-GAAP Diluted Earnings per Common Share
Unaudited

	Fiscal 2019 (a)	Quarter Ending October 27, 2018 (Q3-19) (a)
Diluted earnings per common share – GAAP	\$2.17 - \$2.62	\$0.69 - \$0.93
Adjustment for addback of after-tax non-cash amortization of debt discount and dilutive share effect of Notes (b)(c)	0.45	0.11
Non-GAAP Adjusted Diluted Earnings per Common Share	\$2.62 - \$3.07	\$0.80 - \$1.04
Diluted shares (in millions) (c)	32.0	31.8
Adjustment for economic benefit of note hedge related to Notes (in millions) (c)	(0.2)	-
Non-GAAP Adjusted Diluted Shares (in millions) (c)	31.8	31.8

(a) The tax effects of future vestings and exercises of share-based awards are excluded from both Diluted earnings per common share - GAAP and Non-GAAP Adjusted Diluted Earnings per Common Share.

(b) The Company expects to recognize approximately \$19.1 million and \$4.8 million in pre-tax interest expense during fiscal 2019 and the quarter ending October 27, 2018, respectively, for the non-cash amortization of the debt discount associated with the Notes. The addback for fiscal 2019 also includes approximately \$0.01 per share for the Non-GAAP impact of the dilutive share effect of the Notes.

(c) Actual GAAP diluted shares will include any applicable dilutive effect of the Notes based on the average share price during the respective period. The Company has a note hedge in effect to offset the economic dilution of additional shares from the Notes up to an average quarterly price of \$130.43 per share. Accordingly, for Non-GAAP Adjusted Diluted Earnings per Common Share calculations, the Company expects to present results per share that exclude the dilutive share effect of the Notes, if any, based on the expected effect of the note hedge.

Note: Amounts above may not add due to rounding

Use of Non-GAAP Financial Measures: *The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29.*

Appendix: Regulation G Disclosure

This slide was used on August 29, 2018 in connection with the Company's conference call for its fiscal 2019 second quarter results and is included for convenience. Reference is made to slide 2 titled "Forward-Looking Statements, Non-GAAP Financial Measures, and Other Information" with respect to these slides. The information and statements contained in slides 27 & 28 that are forward-looking are based on information that was available at the time the slides were initially prepared and/or management's good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company's Form 8-Ks filed with the Securities and Exchange Commission on August 29, 2018.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA based on the Midpoint of Earnings per Common Share ("EPS") Guidance
Unaudited
($ in millions)

	Guidance Fiscal 2019	Guidance Quarter Ending October 27, 2018 (Q3-19)
	(at midpoint of EPS guidance)	
Net income	$ 77	$ 26
Interest expense, net	43	11
Provision for income taxes	29	10
Depreciation and amortization	179	45
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")	327	92
Gain on sale of fixed assets	(17)	(3)
Stock-based compensation expense	24	7
Non-GAAP Adjusted EBITDA	$ 334	$ 96
Contract revenues (at midpoint of guidance)	$ 3,060	$ 810
Non-GAAP Adjusted EBITDA % of contract revenues (at midpoint of guidance)	*10.9%*	*11.9%*

Note: Amounts above may not add due to rounding

Use of Non-GAAP Financial Measures: *The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29.*

Appendix: Regulation G Disclosure

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
Non-GAAP Organic Contract Revenues
Unaudited
($ in millions)

Quarters Ended:	Contract Revenues - GAAP	NON-GAAP ADJUSTMENTS: Revenues from acquired businesses	NON-GAAP ADJUSTMENTS: Revenues from storm restoration services	NON-GAAP ADJUSTMENTS: Additional week as a result of our 52/53 week fiscal year (a)	Non-GAAP - Organic Contract Revenues	Revenue Growth (Decline)%: GAAP %	Revenue Growth (Decline)%: Non-GAAP - Organic %
Q2-19 Organic Growth:							
July 28, 2018	$ 799.5	$ (9.1)	$ (3.8)	$ -	$ 786.6	2.5%	0.8%
July 29, 2017	$ 780.2	$ -	$ -	$ -	$ 780.2		
Prior Quarters Organic Growth (Decline):							
April 28, 2018	$ 731.4	$ (15.4)	$ (14.8)	$ -	$ 701.1	(7.0)%	(10.0)%
April 29, 2017	$ 786.3	$ (7.1)	$ -	$ -	$ 779.2		
January 27, 2018	$ 655.1	$ (8.4)	$ (19.6)	$ -	$ 627.1	(6.6)%	(10.6)%
January 28, 2017	$ 701.1	$ -	$ -	$ -	$ 701.1		
October 28, 2017	$ 756.2	$ (8.6)	$ (15.5)	$ -	$ 732.1	(5.4)%	(8.4)%
October 29, 2016	$ 799.2	$ -	$ -	$ -	$ 799.2		
July 29, 2017	$ 780.2	$ (19.3)	$ -	$ -	$ 760.9	(1.1)%	4.6%
July 30, 2016	$ 789.2	$ (5.6)	$ -	$ (56.0)	$ 727.6		
April 29, 2017	$ 786.3	$ (23.0)	$ -	$ -	$ 763.4	18.3%	14.9%
April 23, 2016	$ 664.6	$ -	$ -	$ -	$ 664.6		
January 28, 2017	$ 701.1	$ (13.4)	$ -	$ -	$ 687.7	25.3%	22.9%
January 23, 2016	$ 559.5	$ -	$ -	$ -	$ 559.5		
October 29, 2016	$ 799.2	$ (56.6)	$ -	$ -	$ 742.6	21.2%	18.0%
October 24, 2015	$ 659.3	$ (29.9)	$ -	$ -	$ 629.4		

(a) Q4-16 contained 14 weeks as a result of our 52/53 week fiscal year as compared to 13 weeks in all other quarterly periods presented. The Q4-16 Non-GAAP adjustment is calculated independently for each comparative period as (i) contract revenues less, (ii) contract revenues from acquired businesses in each applicable period, (iii) divided by 14 weeks.

Note: Amounts above may not add due to rounding

__Use of Non-GAAP Financial Measures:__ The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29.

Appendix: Regulation G Disclosure

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
Non-GAAP Organic Contract Revenues
Unaudited
($ in millions)

	GAAP Contract Revenues	NON-GAAP ADJUSTMENTS: *Revenues from acquired businesses*	NON-GAAP ADJUSTMENTS: *Revenues from storm restoration services*	NON-GAAP ADJUSTMENTS: *Additional week as a result of our 52/53 week fiscal year (a)*	Non-GAAP - Organic Contract Revenues	Revenue Growth (Decline)%: GAAP %	Revenue Growth (Decline)%: Non-GAAP - Organic %
4 Quarters Ended January 27, 2018	$ 2,977.9	$ (87.3)	$ (35.1)	$ -	$ 2,855.5	0.8%	(0.2)%
4 Quarters Ended January 28, 2017 (b)	$ 2,954.2	$ (37.3)	$ -	$ (56.0)	$ 2,860.9		
Fiscal 2017	$ 3,066.9	$ (214.9)	$ -	$ -	$ 2,852.0	14.8%	14.1%
Fiscal 2016	$ 2,672.5	$ (119.8)	$ -	$ (53.5)	$ 2,499.2		
Fiscal 2016	$ 2,672.5	$ (159.0)	$ -	$ (52.9)	$ 2,460.7	32.2%	22.7%
Fiscal 2015	$ 2,022.3	$ (17.7)	$ -	$ -	$ 2,004.7		
Fiscal 2015	$ 2,022.3	$ (40.4)	$ -	$ -	$ 1,982.0	11.6%	9.6%
Fiscal 2014	$ 1,811.6	$ (2.8)	$ -	$ -	$ 1,808.8		
Fiscal 2014	$ 1,811.6	$ (499.3)	$ -	$ -	$ 1,312.3	12.6%	4.7%
Fiscal 2013	$ 1,608.6	$ (337.9)	$ (16.7)	$ -	$ 1,254.0		
Fiscal 2013	$ 1,608.6	$ (337.9)	$ (16.7)	$ -	$ 1,254.0	33.9%	4.9%
Fiscal 2012	$ 1,201.1	$ -	$ (6.0)	$ -	$ 1,195.1		

(a) Non-GAAP adjustments in FY 2016 reflect adjustments in Q4-16 resulting from the Company's 52/53 week fiscal year. The Q4-16 Non-GAAP adjustment is calculated independently for each comparative period as (i) contract revenues less, (ii) revenues from acquired businesses in each applicable period, (iii) divided by 14 weeks.

(b) Revenue for the 4 Quarters Ended January 28, 2017 is calculated as the aggregate of $664.6 million in Q3-16, $789.2 million in Q4-16, $799.2 million in Q1-17, and $701.1 million in Q2-17.

Note: Amounts above may not add due to rounding

Use of Non-GAAP Financial Measures: *The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29.*

Appendix: Regulation G Disclosure

DYCOM

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
Calculation of Cumulative Cash Flows Fiscal 2008 through Fiscal 2018
Unaudited
($ in millions)

	Net Cash Provided by Operating Activities	Capital Expenditures, Net of Proceeds from Asset Sales	Cash Paid for Acquisitions, net of cash acquired	Repurchases of Common Stock	Borrowings and Other Financing Activities (a)	Other Investing Activities (b)	Total Amount Provided by Other Financing and Investing Activities
Six months ended Jan. 2018	$ 160.5	$ (76.0)	$ -	$ (16.9)	$ (21.5)	$ (0.7)	$ (22.2)
FY-17	256.4	(185.2)	(24.7)	(62.9)	20.4	0.3	20.7
FY-16	261.5	(175.5)	(157.2)	(170.0)	254.1	(0.5)	253.6
FY-15	141.9	(93.6)	(31.9)	(87.1)	75.9	(4.5)	71.4
FY-14	84.2	(73.7)	(17.1)	(10.0)	19.0	(0.3)	18.7
FY-13	106.7	(58.8)	(330.3)	(15.2)	263.5	0.1	263.6
FY-12	65.1	(52.8)	-	(13.0)	7.6	0.9	8.5
FY-11	43.9	(49.2)	(36.5)	(64.5)	47.5	0.2	47.7
FY-10	54.1	(46.6)	-	(4.5)	(4.4)	-	(4.4)
FY-09	126.6	(25.3)		(2.9)	(15.7)	(0.1)	(15.8)
FY-08	104.3	(62.3)	0.5	(25.2)	(13.8)	(0.3)	(14.1)
Cumulative	$ 1,405.3	$ (899.1)	$ (596.7)	$ (472.2)	$ 632.6	$ (4.9)	$ 627.7

Cash at January 27, 2018	$ 84.0
Cash at July 28, 2007	18.8
Net Increase in Cash	$ 65.2

Note: Amounts above may not add due to rounding

(a) Other financing activities represents net cash provided by (used in) financing activities less repurchases of common stock
(b) Other investing activities represents net cash provided by (used in) investing activities less capital expenditure, net of proceeds from asset sales and less cash paid for acquisitions, net of cash acquired

Appendix: Regulation G Disclosure

DYCOM

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
Non-GAAP Adjusted Net Income, Non-GAAP Adjusted Diluted EPS, and Non-GAAP Adjusted Interest Expense
Unaudited ($ in 000's, except per share amounts)

Reconciliation of Net Income to Non-GAAP Adjusted Net Income and Diluted EPS to Non-GAAP Adjusted Diluted EPS

	Fiscal 2013	Fiscal 2014	Fiscal 2015	Q1-16	Q2-16	Q3-16	Q4-16	Fiscal 2016	Q1-17	Q2-17	Q3-17	Q4-17	Fiscal 2017	Q1-18	Q2-18	4 Qtrs. Ended Jan 27, 2018	Q1-19	Q2-19
Net income	$ 35.2	$ 40.0	$ 84.3	$ 30.9	$ 15.5	$ 33.1	$ 49.4	$ 128.7	$ 51.1	$ 23.7	$ 38.8	$ 43.7	$ 157.2	$ 28.8	$ 40.1	$ 151.3	$ 17.2	$ 29.9
Loss on debt extinguishment				16.3				16.3										
Amortization of debt discount				1.9	4.1	4.2	4.6	14.7	4.3	4.4	4.4	4.5	17.6	4.5	4.6	18.1	4.7	4.8
Charges for settlement of wage and hour litigation	0.5	0.6	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Acquisition related costs	6.6	-	-	-	-	-	0.7	0.7	-	-	-	-	-	-	-	-	-	-
Tax impact of adjustments	(3.0)	(0.2)	-	(6.9)	(1.6)	(1.6)	(2.0)	(12.0)	(1.6)	(1.6)	(1.6)	(1.7)	(6.6)	(1.7)	(1.8)	(6.8)	(1.3)	(1.2)
Tax impact of Tax Reform (a)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(32.2)	(32.2)	-	-
Tax impact of share-based vestings and exercises (b)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(6.9)	(6.9)	-	-
Total adjustments, net of tax	$ 4.6	$ 0.4	$ -	$ 11.2	$ 2.5	$ 2.6	$ 3.3	$ 19.6	$ 2.7	$ 2.7	$ 2.8	$ 2.8	$ 11.0	$ 2.8	$ (36.3)	$ (27.9)	$ 3.4	$ 3.4
Non-GAAP Adjusted Net Income	**$ 39.8**	**$ 40.3**	**$ 84.3**	**$ 42.0**	**$ 18.0**	**$ 35.7**	**$ 52.7**	**$ 148.3**	**$ 53.7**	**$ 26.4**	**$ 41.6**	**$ 46.5**	**$ 168.3**	**$ 31.6**	**$ 3.8**	**$ 123.5**	**$ 20.6**	**$ 33.3**
Diluted Earnings Per Share																		
Net income	$ 1.04	$ 1.15	$ 2.41	$ 0.91	$ 0.46	$ 1.00	$ 1.54	$ 3.89	$ 1.59	$ 0.74	$ 1.22	$ 1.38	$ 4.92	$ 0.90	$ 1.24	$ 4.74	$ 0.53	$ 0.94
Adjusting items from above, after tax	0.14	0.01	-	0.33	0.08	0.08	0.10	0.59	0.08	0.09	0.09	0.09	0.35	0.09	(1.12)	(0.86)	0.12	0.11
Non-GAAP Adjusted Diluted Earnings Per Common Share	**$ 1.18**	**$ 1.16**	**$ 2.41**	**$ 1.24**	**$ 0.54**	**$ 1.08**	**$ 1.64**	**$ 4.48**	**$ 1.67**	**$ 0.82**	**$ 1.30**	**$ 1.47**	**$ 5.26**	**$ 0.99**	**$ 0.12**	**$ 3.88**	**$ 0.65**	**$ 1.05**
GAAP Fully Diluted Shares (in thousands)	33,782	34,816	35,027	33,887	33,520	33,051	32,074	33,116	32,200	32,162	31,310	31,664	31,985	31,832	32,218	31,921	32,408	31,354
Adjustment for economic benefit of note hedge related to Notes (c)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(435)	(109)	(615)	(120)
Non-GAAP Adjusted Fully Diluted Shares (in thousands) (c)	33,782	34,816	35,027	33,887	33,520	33,051	32,074	33,116	32,200	32,162	31,310	31,664	31,985	31,832	31,784	31,813	31,793	31,234

(a) During the quarter ended January 27, 2018, the Company recognized an income tax benefit of approximately $32.2 million resulting from the Tax Cuts and Jobs Act of 2017 ("Tax Reform"), primarily due to the re-measurement of the Company's net deferred tax liabilities at a lower U.S. federal corporate income tax rate.

(b) During the quarter ended January 27, 2018, the Company recognized an income tax benefit of approximately $6.9 million for the tax effects of the vesting and exercise of share-based awards.

(c) The Company has a note hedge in effect to offset the economic dilution of additional shares from the Notes up to an average quarterly share price of $130.43 per share. Non-GAAP Adjusted Diluted Shares excludes the GAAP dilutive effect of the Notes.

Note: Amounts above may not add due to rounding

Use of Non-GAAP Financial Measures: *The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29.*

Appendix: Regulation G Disclosure

DYCOM

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
Non-GAAP Adjusted EBITDA
Unaudited ($ in 000's, except per share amounts)

Reconciliation of Net Income to Non-GAAP Adjusted EBITDA

	Fiscal 2013	Fiscal 2014	Fiscal 2015	Q1-16	Q2-16	Q3-16	Q4-16	Fiscal 2016	Q1-17	Q2-17	Q3-17	Q4-17	Fiscal 2017	Q1-18	Q2-18	4 Qtrs. Ended Jan 27, 2018	Q1-19	Q2-19
Net income	$ 35.2	$ 40.0	$ 84.3	$ 30.8	$ 15.5	$ 33.1	$ 49.4	$ 126.7	$ 51.1	$ 23.7	$ 38.8	$ 43.7	$ 157.2	$ 28.8	$ 40.1	$ 151.3	$ 17.2	$ 29.9
Provision (benefit) for income taxes	23.0	26.3	51.3	18.6	10.0	19.4	29.5	77.6	30.3	14.0	22.7	26.1	93.2	15.6	(37.9)	25.6	5.5	11.5
Interest expense, net	23.3	25.6	27.0	9.1	7.9	8.0	9.7	34.7	9.1	9.2	9.4	9.7	37.4	9.7	9.9	38.7	10.2	10.4
Depreciation	64.8	74.5	79.3	22.7	25.2	27.0	30.6	105.5	28.4	29.6	31.2	34.0	123.1	36.4	36.6	138.1	37.7	39.0
Amortization	20.7	18.3	16.7	4.8	4.7	4.5	5.4	19.4	6.2	6.1	6.2	6.3	24.8	6.3	5.8	24.0	5.7	5.8
EBITDA	167.0	185.9	258.7	86.0	63.2	92.0	124.7	366.0	125.0	82.6	108.3	119.8	435.7	96.7	54.4	379.3	77.2	96.7
Gain on sale of fixed assets	(4.7)	(10.7)	(7.1)	(1.1)	(1.0)	(4.1)	(3.6)	(9.8)	(1.4)	(1.7)	(5.0)	(6.6)	(14.9)	(6.5)	(0.7)	(19.9)	(9.4)	(4.9)
Stock-based compensation expense	9.9	12.6	13.9	4.5	4.2	3.9	4.2	16.9	5.7	5.3	4.9	7.9	20.8	7.3	5.9	23.1	4.8	6.0
Loss on debt extinguishment	-	-	-	16.3	-	-	-	16.3	-	-	-	-	-	-	-	-	-	-
Acquisition related costs	6.8	-	-	-	-	-	0.7	0.7	-	-	-	-	-	-	-	-	-	-
Charges for settlement of wage and hour litigation	0.5	0.6	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adjusted EBITDA	**$ 179.8**	**$ 188.4**	**$ 265.5**	**$ 105.7**	**$ 66.4**	**$ 91.9**	**$ 126.0**	**$ 390.0**	**$ 129.2**	**$ 86.2**	**$ 108.2**	**$ 118.0**	**$ 441.6**	**$ 97.6**	**$ 59.6**	**$ 383.5**	**$ 73.7**	**$ 97.8**

Reconciliation of Non-GAAP Adjusted EBITDA (from above) as a % of Revenue

	Fiscal 2013	Fiscal 2014	Fiscal 2015	Q1-16	Q2-16	Q3-16	Q4-16	Fiscal 2016	Q1-17	Q2-17	Q3-17	Q4-17	Fiscal 2017	Q1-18	Q2-18	4 Qtrs. Ended Jan 27, 2018	Q1-19	Q2-19
Total contract revenues	$ 1,608.6	$ 1,811.6	$ 2,022.3	$ 659.3	$ 559.5	$ 664.6	$ 789.2	$ 2,672.5	$ 799.2	$ 701.1	$ 786.3	$ 780.2	$ 3,066.9	$ 756.2	$ 655.1	$ 2,977.9	$ 731.4	$ 799.5
EBITDA as a percentage of contract revenues	10.4%	10.3%	12.8%	13.1%	11.3%	13.8%	15.8%	13.7%	15.6%	11.8%	13.8%	15.4%	14.2%	12.8%	8.3%	12.7%	10.6%	12.1%
Non-GAAP Adjusted EBITDA as a % of contract revenues	**11.2%**	**10.4%**	**13.1%**	**16.0%**	**11.9%**	**13.8%**	**16.0%**	**14.6%**	**16.2%**	**12.3%**	**13.8%**	**15.1%**	**14.4%**	**12.9%**	**9.1%**	**12.9%**	**10.1%**	**12.2%**

Note: Amounts above may not add due to rounding

Use of Non-GAAP Financial Measures: *The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29.*

DYCOM®

THE PEOPLE CONNECTING AMERICA®

Investor Presentation

September 2018

